UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2018

Item 1. Report to Stockholders.

Otter Creek Long/Short Opportunity Fund

Annual Report
October 31, 2018

Investor Class
(OTCRX)

Institutional Class
(OTTRX)

TABLE OF CONTENTS

Shareholder Letter	1

Performance Information	4

Allocation of Portfolio Holdings & Securities Sold Short	4

Schedule of Investments	5

Schedule of Securities Sold Short	8

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	21

Expense Examples	22

Trustees and Executive Officers	23

Approval of Investment Advisory Agreement	27

Additional Information	29

Privacy Notice	30

Otter Creek Long/Short Opportunity Fund

December 20, 2018

Dear Fellow Shareholders,

For the previous fiscal year, November 1, 2017 through October 31, 2018, the Otter Creek Long/Short Opportunity Fund (the “Fund”) (Institutional Class Shares) has produced a total return of -0.69%, compared to a +7.34% total return for the S&P 500® (the “S&P 500®”) Index.  The Fund’s long and short investments contributed approximately 1.7% and -1.5% to the total return, respectively.  Our put options contributed approximately 3.0% to the return on the short side of the book.  The largest positive contributor during the period was our short common equity and long put option position in Symantec Corp. which contributed 2.1%.  The largest detractor was our short position in Ollie’s Bargain Outlet which reduced performance by 2.0%.  We averaged long exposure of 88.0% and short exposure of -77.1% during the period, resulting in an average net exposure of 10.9%.  All equity exposures are expressed as delta-adjusted percentages.

As of October 31, 2018, we maintain the following exposures:

	LONG	SHORT	NET	GROSS
MARKET VALUE AS A % OF EQUITY	95.2%	-45.5%	49.7%	140.7%
DELTA-ADJUSTED EQUITY EXPOSURE	91.1%	-78.2%	12.8%	169.3%

The goal of the Fund is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation and below-average volatility by investing in opportunities, both long and short, that are driven by intensive fundamental analysis.  Below we show the Fund’s volatility and correlation, as expressed by its standard deviation relative to the S&P 500®.  Figures presented are since inception.

	OTTRX	S&P 500®
DAILY STANDARD DEVIATION	6.3%	12.0%
S&P 500® (WEEKLY)
CORRELATION COEFFICIENT (r)	-0.05
COEFFICIENT OF DETERMINATION (r2)	0.00

The Fund’s standard deviation has been significantly less than that of the S&P 500® and its return stream has had very little correlation to the S&P 500® return.  In fact, its correlation has been negative.

During the fiscal year the S&P 500® and global equity and fixed income markets began to experience heightened volatility, during which the S&P 500® experienced six drawdowns greater than 3%, three of which were greater than 7%.  During each of the dislocations, the Fund significantly outperformed the index.  In fact, the fund was profitable during the last three dislocations of the year which saw the S&P 500® fall 3.1%, 7.6% and 5.9% respectively.  The height of market volatility and investor concern occurred in October during which the S&P 500® fell 6.8%, while the Fund appreciated 1.9% during the month. As we enter our fiscal year 2019, we believe that market participants are beginning to discount the potential for a global growth slowdown as global central banks (led by the Federal Reserve) begin to remove liquidity from the system.  The monetary normalization process is occurring at the same time as emerging markets and the European Union are showing signs of slowing economic growth.  Trade tensions surrounding tariffs are taking effect as well; we believe the recent market choppiness will continue over the course of the current year.

			OTTRX
			BETTER/(WORSE)
			THAN
PERIOD	S&P 500®	OTTRX	S&P 500®
01/29/18 – 02/08/18	-10.10%	-2.45%	7.65%
02/27/18 – 03/01/18	-3.63%	-0.43%	3.19%
03/12/18 – 03/23/18	-7.06%	-0.79%	6.27%
06/13/18 – 06/27/18	-3.07%	+0.71%	3.78%
09/21/18 – 10/11/18	-7.58%	+2.53%	10.11%
10/17/18 – 10/29/18	-5.86%	+1.46%	7.32%

CURRENT MARKET COMMENTARY

As we have articulated in past letters, Otter Creek Advisors, LLC has a value-oriented fundamental investment approach that we implement by running a traditional long/short hedged strategy.  Our investment framework is rooted in investing with a margin of safety (focusing on risk before reward).  We are contrarian by nature and often zig when others zag.  Our investment approach can lead to periods of underperformance, however, over a market cycle our strategy has been able to deliver absolute returns with below average volatility (relative to the S&P 500®) and low correlation to other asset classes such as stocks, bonds, and commodities.*

Otter Creek Long/Short Opportunity Fund

We are disappointed with our performance over the past year, however, we are mindful that the current investing environment has historically been challenging for our strategy.  We are always looking to improve our investment process, but we are not interested in altering our investment philosophy despite the challenges over the past year.

The year 2018 marked the second year in a row during which growth-oriented securities meaningfully outperformed value securities.  However, as we begin our new fiscal year it appears investors’ appetite for high multiple growth oriented names may be waning as investor favorites such as Facebook, Amazon, Netflix and others have begun to rerate lower beginning in October.  In addition, volatility, as measured by the CBOE Volatility Index (VIX), has moved higher and has remained at elevated levels.  As we look forward, it is our belief that the recent volatility experienced by the market may continue for the foreseeable future.

The most recent macroeconomic data for the United States appears favorable as the consumer continues to spend driving the most recent Gross Domestic Product (GDP) numbers to the highest levels since the Great Recession.  However, the potential for slowing global growth and higher interest rates has taken its toll on the emerging markets and, recently, growth/momentum related securities.  After multiple years of earnings estimates being raised, the beginning of 2019 marks the first time in years we have seen downward earnings revisions for both the market and individual companies.

Despite the consensus favorable growth outlook for the U.S., we continue believe markets face underappreciated risks heading into 2019.  Although market valuations (price/earnings, price/sales, market cap/GDP) have recently rerated lower several names and sectors maintain elevated levels relative to nearly all historical valuation standards including on a multiple to sales ratio.

In closing, we believe 2019 may look very different than the previous two years of calm and consistent price appreciation of the equity markets as the era of global synchronized growth fades just as global central banks continue towards a normalization of market valuations, interest rates, and volatility.

As stewards of capital we feel it is our duty to both protect and compound capital, regardless of the market’s direction.

The members of Otter Creek Advisors, LLC appreciate your support and trust.  If you have any questions concerning the Fund or firm, please do not hesitate to reach out.

Otter Creek Advisors, LLC

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Short sales of securities involve the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

* The Standard and Poor’s 500 Index (S&P 500®) is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The inception to fiscal year end correlation to the Fund was -0.05%.

* The Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented and as such it is understood as a good representation of the bond markets.  The inception to fiscal year end correlation to the Fund was .01.

* The Bloomberg Commodity Index is composed of futures contracts and reflects the returns on fully collateralized investments based off of future contract price movements.  It is understood as a good representation of the commodity markets.  The inception to fiscal year end correlation to the Fund was .086.

Otter Creek Long/Short Opportunity Fund

One cannot invest directly in an index.

Delta is the ratio comparing the change in price of the underlying asset to the corresponding change in the price of a derivative.

The Price to earnings ratio (P/E ) is a ratio derived by dividing the price of a stock by the earnings per share of the company.

Standard deviation is a measure of the dispersion of a set of data from its mean.

Correlation is a statistical measure of how two variables move in relation to each other.  The correlation coefficient (r) measures the strength and direction of a linear relationship between two variables.

The coefficient of determination (r2) is a measure used in statistical analysis to assess how well a model explains variance and predicts future outcomes; it allows us to determine how certain one can be in making predictions from a certain model.

The Price to Sales Ratio (P/S) is calculated by dividing the company’s market capitalization by its total sales over a twelve month period.

The Market Cap to GDP is a ratio used to determine whether an overall market is undervalued or overvalued.  This is calculated by taking the stock market capitalization and dividing it by the corresponding market’s gross domestic product.

The Market Capitalization (Market Cap) is the current market value of a company.  It is derived by taking the outstanding shares times the current price.

A drawdown is the peak-to-trough decline during a specific recorded period of an investment, fund or commodity security. A drawdown is usually quoted as the percentage between the peak and the subsequent trough.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects a market estimate of future volatility based on the weighted average of the implied volatilities for a wide range of strikes.  The index is a widely used measure of market risk and is often referred to as the “investor fear gauge”.

This report must be preceded or accompanied by a prospectus.

The Otter Creek Long/Short Opportunity Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund

PERFORMANCE INFORMATION (Unaudited)

Annualized returns for the periods ended October 31, 2018

			Since Inception
			Annualized Return
	1 Year	3 Year	(12/30/2013)
Otter Creek Long/Short Opportunity Fund – Investor Class	-0.95%	-1.80%	2.84%
Otter Creek Long/Short Opportunity Fund – Institutional Class	-0.69%	-1.56%	3.08%
S&P 500® Index	7.35%	11.52%	10.58%

A $100,000 investment in the Otter Creek Long/Short Opportunity Fund – Institutional Class

This chart illustrates the performance of a hypothetical $100,000 investment made on December 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

ALLOCATION OF PORTFOLIO HOLDINGS & SECURITIES SOLD SHORT at October 31, 2018 (Unaudited)

Reflected as a percent of absolute value of investments and securities sold short.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2018

Shares		Value
COMMON STOCKS: 90.4%

Aerospace & Defense: 3.6%
38,774	Harris Corp.	$5,766,082

Agricultural & Farm Machinery: 1.1%
12,130	Deere & Co.	1,642,887

Agricultural Products: 3.0%
101,269	Archer-Daniels-Midland Co.	4,784,960

Agriculture: 1.6%
26,119	Calavo Growers, Inc.	2,533,543

Airlines: 2.4%
78,242	Southwest Airlines Co.	3,841,682

Application Software: 1.7%
25,429	Microsoft Corp.	2,716,071

Consumer Finance: 1.6%
29,434	PayPal Holdings, Inc.(1)	2,478,048

Electronic Equipment & Instruments: 5.0%
170,186	FLIR Systems, Inc.(2)	7,881,314

Electronic Manufacturing Services: 3.8%
162,594	Trimble, Inc.(1)	6,077,764

Fertilizers & Agricultural Chemicals: 2.1%
63,329	Nutrien Ltd.	3,352,004

Food Services: 4.8%
211,819	Aramark	7,608,538

Health Care Equipment: 7.4%
41,115	Abbott Laboratories	2,834,468
77,618	Zimmer Biomet Holdings, Inc.(2)	8,816,629
		11,651,097
Holding Companies: 3.8%
29,467	Berkshire Hathaway, Inc. – Class B(1)	6,048,986

Industrial Machinery: 0.6%
13,496	Xylem, Inc.	885,068

Integrated Oil & Gas: 1.0%
23,787	Occidental Petroleum Corp.	1,595,394

Internet & Direct Marketing Research: 2.6%
144,059	eBay, Inc.(1)	4,182,033

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2018 (Continued)

Shares		Value
COMMON STOCKS: 90.4% (Continued)

Investment Banking & Brokerage: 6.8%
96,466	The Charles Schwab Corp.	$4,460,588
128,655	E*TRADE Financial Corp.(1),(2)	6,358,130
		10,818,718
IT Consulting & Services: 6.8%
165,656	Leidos Holdings, Inc.(2)	10,731,196

Medical Equipment: 2.7%
18,240	Thermo Fisher Scientific, Inc.	4,261,776

Movies & Entertainment: 4.5%
62,267	The Walt Disney Co.	7,150,120

Oil & Gas Equipment & Services: 1.4%
77,763	KLX Energy Services Holdings, Inc.(1)	2,246,562

Oil & Gas Exploration & Production: 0.9%
27,296	Anadarko Petroleum Corp.	1,452,147

Packaged Foods & Meats: 2.1%
79,839	Mondelez International, Inc. – Class A	3,351,641

Regional Banks: 7.2%
38,699	Ameris Bancorp	1,659,800
175,001	CenterState Bank Corp.	4,301,525
208,304	Seacoast Banking Corporation of Florida(1),(2)	5,480,478
		11,441,803
Renewable Electricity: 3.7%
129,191	NextEra Energy Partners LP	5,882,066

Specialized Real Estate Investment Trusts: 1.1%
47,375	Potlatch Corp.	1,717,344

Specialty Chemicals: 3.1%
66,677	Ashland Global Holdings, Inc.(2)	4,932,764

Utilities: 3.0%
53,939	American Water Works Company, Inc.	4,775,220

Water Utilities: 1.0%
26,973	SJW Group	1,638,070

TOTAL COMMON STOCKS
(Cost $139,936,586)		143,444,898

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2018 (Continued)

Principal		Value
CONVERTIBLE BONDS: 0.2%

Mortgage Insurance: 0.2%
$200,000	MGIC Investment Corp.
	9.000%, 4/1/2063(2),(3)	$268,285
TOTAL CONVERTIBLE BONDS
(Cost $234,868)		268,285

Shares		Notional Value
SHORT-TERM INVESTMENTS: 0.5%

Money Market Funds: 0.5%
821,745	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio, 2.072%(4)		821,745
TOTAL SHORT-TERM INVESTMENTS
(Cost $821,745)			821,745
TOTAL MISCELLANEOUS SECURITIES: 4.7%(5)
(Cost $8,650,407)		$205,457,988	7,470,344
TOTAL INVESTMENTS IN SECURITIES: 95.8%
(Cost $149,643,606)			152,005,272
Other Assets in Excess of Liabilities: 4.2%			6,702,493
TOTAL NET ASSETS: 100.0%			$158,707,765

(1)	Non-income producing security.
(2)	All or a portion of the shares of this security have been committed as collateral for securities sold short.
(3)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the value of this security was $268,285 or 0.2% of net assets.

(4)	Seven-day yield as of October 31, 2018.
(5)	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2018

Shares		Value

COMMON STOCKS: 45.6%(1)

Air Freight & Logistics: 1.4%
24,643	C.H. Robinson Worldwide, Inc.	$2,193,966

Application Software: 1.5%
17,824	salesforce.com, Inc.	2,446,166

Asset Management & Custody Banks: 1.8%
6,854	BlackRock, Inc.	2,819,873

Automobile Manufacturers: 1.3%
6,247	Tesla Motors, Inc.	2,107,238

Automotive Parts: 0.5%
16,530	Gentherm, Inc.	721,369

Automotive Retail: 1.5%
35,053	CarMax, Inc.	2,380,449

Consumer Finance: 1.0%
90,062	The Western Union Co.	1,624,719

Education Services: 2.7%
83,134	Adtalem Global Education, Inc.	4,209,074

Financial Exchanges & Data: 4.1%
32,299	Intercontinental Exchange, Inc.	2,488,315
47,034	Nasdaq, Inc.	4,078,318
		6,566,633
Food Retail: 1.0%
58,463	Sprouts Farmers Market, Inc.	1,572,070

General Merchandise Stores: 1.7%
29,280	Ollie’s Bargain Outlet Holdings, Inc.	2,720,112

Homefurnishing Retail: 1.0%
33,023	Aaron’s, Inc.	1,556,374

Household Products: 2.3%
61,934	Energizer Holdings, Inc.	3,639,861

Industrial Machinery: 3.0%
12,702	Proto Labs, Inc.	1,517,254
20,670	Snap-on, Inc.	3,181,940
		4,699,194
Industrial Products & Materials: 1.1%
5,895	W.W. Grainger, Inc.	1,674,003

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2018 (Continued)

Shares		Value

COMMON STOCKS: 45.6%(1) (Continued)

Internet Software & Services: 1.0%
7,700	Shopify, Inc. – Class A	$1,063,755
14,400	Zillow Group, Inc. – Class A	581,328
		1,645,083
Investment Banking & Brokerage: 1.8%
63,452	Stifel Financial Corp.	2,901,025

Life Sciences Tools & Services: 1.2%
36,923	Cambrex Corp.	1,967,627

Packaged Foods & Meats: 2.0%
12,078	McCormick & Company, Inc.	1,739,232
17,037	Post Holdings, Inc.	1,506,412
		3,245,644
Regional Banks: 3.1%
75,572	Bank of the Ozarks, Inc.	2,067,650
12,011	SVB Financial Group	2,849,369
		4,917,019
Restaurants: 3.8%
43,012	BJ’s Restaurants, Inc.	2,631,474
41,116	Dine Brands Global, Inc.	3,332,041
		5,963,515
Semiconductors: 3.9%
14,332	Broadcom, Inc.	3,203,059
7,213	NVIDIA Corp.	1,520,717
20,301	Qorvo, Inc.	1,492,326
		6,216,102
Specialized Real Estate Investment Trusts: 1.3%
11,214	Simon Property Group, Inc.	2,057,993

Specialty Stores: 1.6%
21,624	Five Below, Inc.	2,461,244

TOTAL COMMON STOCKS
(Proceeds $74,335,327)		72,306,353
TOTAL SECURITIES SOLD SHORT: 45.6%
(Proceeds $74,335,327)		$72,306,353

Percentages are stated as a percent of net assets.
(1)	Non-income producing securities.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2018

ASSETS:
Investments in securities, at value: (cost $149,643,606)	$152,005,272
Deposit at broker	71,952,662
Restricted cash	108,970
Receivables:
Investment securities sold	14,188,852
Fund shares sold	89,574
Dividends and interest	221,875
Prepaid expenses	12,683
Total assets	238,579,888

LIABILITIES:
Securities sold short (proceeds $74,335,327)	72,306,353
Payables:
Fund shares redeemed	156,582
Investment securities purchased	7,083,753
Advisory fees, net	201,098
Sub-transfer agent fees	34,998
Transfer agent fees	7,629
Audit fees	22,221
Administration fees	19,822
Accounting fees	13,957
Custody fees	5,040
Trustees fees	1,285
Chief Compliance Officer fees	1,596
Distribution fees – Investor Class	1,738
Other accrued expenses and payables	16,051
Total liabilities	79,872,123
NET ASSETS	$158,707,765

NET ASSETS CONSIST OF:
Paid-in capital	$157,249,483
Total distributable earnings	1,458,282
NET ASSETS	$158,707,765

INVESTOR CLASS:
Net Assets	$7,678,819
Shares issued (unlimited number of shares authorized without par value)	671,639
Net asset value, offering and redemption price per share	$11.43

INSTITUTIONAL CLASS:
Net Assets	$151,028,946
Shares issued (unlimited number of shares authorized without par value)	13,066,001
Net asset value, offering and redemption price per share	$11.56

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2018

INVESTMENT INCOME:
Dividends (net of $25,411 foreign withholding tax)	$3,667,089
Interest	1,396,282
Other income	1,092
Total investment income	5,064,463

EXPENSES:
Investment advisory fees	2,990,370
Sub-transfer agent fees	195,860
Administration fees	112,328
Accounting fees	79,828
Transfer agent fees	44,859
Registration fees	35,587
Distribution fees – Investor Class	29,740
Custody fees	28,247
Audit fees	22,100
Reports to shareholders	18,809
Trustees fees	13,111
Miscellaneous expenses	12,252
Legal fees	9,334
Chief Compliance Officer fees	9,303
Insurance expense	3,355
Total expenses before dividends on securities sold short	3,605,083
Plus: Dividends on securities sold short	1,190,776
Total expenses	4,795,859
Less: Fees waived	(186,257)
Net expenses	4,609,602
Net investment income	$454,861
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & SECURITIES SOLD SHORT
Net realized gain (loss) on transactions from:
Investments	28,217,600
Securities sold short	(23,808,292)
Total net realized gain on transactions	4,409,308
Net change in unrealized appreciation/depreciation on:
Investments	(21,233,008)
Securities sold short	13,199,698
Total net change in unrealized appreciation/depreciation	(8,033,310)
Net realized and unrealized loss on investments and securities sold short	(3,624,002)
Net decrease in net assets resulting from operations	$(3,169,141)

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$454,861	$(3,740,891)
Net realized gain on investments	28,217,600	20,809,524
Net realized loss on securities sold short	(23,808,292)	(21,639,342)
Net change in unrealized appreciation/depreciation on investments	(21,233,008)	(2,657,926)
Net change in unrealized appreciation/depreciation on securities sold short	13,199,698	(13,136,377)
Net decrease in net assets resulting from operations	(3,169,141)	(20,365,012)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change
in outstanding shares – Investor Class(1)	(17,537,393)	(22,715,498)
Decrease in net assets derived from net change
in outstanding shares – Institutional Class(1)	(94,822,210)	(38,796,991)
Total decrease in net assets from capital transactions	(112,359,603)	(61,512,489)

TOTAL DECREASE IN NET ASSETS	(115,528,744)	(81,877,501)

NET ASSETS
Beginning of year	274,236,509	356,114,010
End of year	$158,707,765	$274,236,509

(1) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
Investor Class	Shares	Value	Shares	Value

Shares sold	149,884	$1,719,900	809,146	$9,450,533
Shares redeemed(2)	(1,685,394)	(19,257,293)	(2,773,843)	(32,166,031)
Net decrease	(1,535,510)	$(17,537,393)	(1,964,697)	$(22,715,498)

(2) Net of redemption fees of $275 and $293, respectively.

	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
Institutional Class	Shares	Value	Shares	Value
Shares sold	3,552,086	$41,219,529	8,074,781	$95,091,426
Shares redeemed(3)	(11,834,933)	(136,041,739)	(11,494,950)	(133,888,417)
Net decrease	(8,282,847)	$(94,822,210)	(3,420,169)	$(38,796,991)

(3) Net of redemption fees of $2,413 and $11,079, respectively.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Investor Class
					Period from
					December 30,
					2013(1)
					Through
	Year Ended October 31,				October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year/period	$11.55	$12.24	$12.08	$11.09	$10.00

INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss(2)	(0.02)	(0.17)	(0.26)	(0.16)	(0.12)
Net realized and unrealized
gain (loss) on investments	(0.10)	(0.52)	0.42	1.16	1.21
Total from investment operations	(0.12)	(0.69)	0.16	1.00	1.09

LESS DISTRIBUTIONS:
From net realized gain	—	—	—	(0.01)	—
Total distributions	—	—	—	(0.01)	—
Paid-in capital from redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of year/period	$11.43	$11.55	$12.24	$12.08	$11.09

Total return	(0.95)%	(5.71)%	1.41%	9.00%	10.90	%(4)

SUPPLEMENTAL DATA:
Net assets, end of year/period (in millions)	$7.7	$25.5	$51.1	$19.2	$8.4
Portfolio turnover rate	163%	134%	80%	108%	37	%(4)

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived(5)	2.62%	2.58%	3.09%	2.67%	3.31	%(6)
After fees waived(5)	2.53%	2.55%	3.06%	2.56%	2.69	%(6)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS:
Before fees waived(7)	(0.30)%	(1.48)%	(2.18)%	(1.54)%	(1.96	)%(6)
After fees waived(7)	(0.21)%	(1.45)%	(2.15)%	(1.43)%	(1.34	)%(6)

(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated based on the average number of shares outstanding.
(3)	Does not round to $0.01 or $(0.01), as applicable.
(4)	Not annualized.
(5)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
2.04% before fees waived and 1.95% after fees waived for the year ended October 31, 2018
1.98% before fees waived and 1.95% after fees waived for the year ended October 31, 2017
1.98% before fees waived and 1.95% after fees waived for the year ended October 31, 2016
2.06% before fees waived and 1.95% after fees waived for the year ended October 31, 2015
2.57% before fees waived and 1.95% after fees waived for the period ended October 31, 2014
(6)	Annualized.
(7)	The net investment loss ratios include dividends and interest on securities sold short.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Institutional Class
					Period from
					December 30,
					2013(1)
					Through
	Year Ended October 31,				October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year/period	$11.65	$12.32	$12.12	$11.10	$10.00

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.03	(0.14)	(0.23)	(0.13)	(0.10)
Net realized and unrealized
gain (loss) on investments	(0.12)	(0.53)	0.43	1.16	1.20
Total from investment operations	(0.09)	(0.67)	0.20	1.03	1.10

LESS DISTRIBUTIONS:
From net realized gain	—	—	—	(0.01)	—
Total distributions	—	—	—	(0.01)	—
Paid-in capital from redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of year/period	$11.56	$11.65	$12.32	$12.12	$11.10

Total return	(0.69)%	(5.44)%	1.57%	9.26%	11.00	%(4)

SUPPLEMENTAL DATA:
Net assets, end of year/period (in millions)	$151.0	$248.7	$305.0	$126.5	$77.1
Portfolio turnover rate	163%	134%	80%	108%	37	%(4)

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived(5)	2.39%	2.32%	2.79%	2.42%	3.06	%(6)
After fees waived(5)	2.30%	2.29%	2.76%	2.31%	2.44	%(6)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before fees waived(7)	0.16%	(1.19)%	(1.91)%	(1.26)%	(1.71	)%(6)
After fees waived(7)	0.25%	(1.16)%	(1.88)%	(1.15)%	(1.09	)%(6)

(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated based on the average number of shares outstanding.
(3)	Does not round to $0.01 or $(0.01), as applicable.
(4)	Not annualized.
(5)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
1.79% before fees waived and 1.70% after fees waived for the year ended October 31, 2018
1.73% before fees waived and 1.70% after fees waived for the year ended October 31, 2017
1.73% before fees waived and 1.70% after fees waived for the year ended October 31, 2016
1.81% before fees waived and 1.70% after fees waived for the year ended October 31, 2015
2.32% before fees waived and 1.70% after fees waived for the period ended October 31, 2014
(6)	Annualized.
(7)	The net investment income (loss) ratios include dividends and interest on securities sold short.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2018

NOTE 1 – ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification topic 946 “Financial Services-Investment Companies.” The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation with below average volatility by investing in opportunities both long and short which are driven by intensive fundamental analysis.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2018 (Continued)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and securities sold short as of October 31, 2018. See the Schedule of Investments and Schedule of Securities Sold Short for industry breakouts.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$143,444,898	$—	$—	$143,444,898
Convertible Bonds	—	268,285	—	268,285
Short-Term Investments	821,745	—	—	821,745
Miscellaneous Securities	161,700	7,308,644	—	7,470,344
Total Investments in Securities	$144,428,343	$7,576,929	$—	$152,005,272

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stocks	$72,306,353	$—	$—	$72,306,353
Total Securities Sold Short	$72,306,353	$—	$—	$72,306,353

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest in options on equities, debt and stock indices. The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.

Statement of Assets and Liabilities
Values of derivative instruments as of October 31, 2018:

	Asset Derivatives as of		Liability Derivatives as of
	October 31, 2018		October 31, 2018
Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in
Call Options Purchased	securities, at value	$91,855	None	$—
Equity Contracts:	Investments in
Put Options Purchased	securities, at value	7,378,489	None	—
Total		$7,470,344		$—

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2018 (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:
Change in
Unrealized
Appreciation/
Depreciation
	Location of Gain	Realized Gain (Loss)	on Derivatives
	Loss) on Derivatives	on Derivatives	Recognized
Instruments	(Recognized in Income	Recognized in Income	in Income
Equity Contracts:
Call Options Purchased	Realized and unrealized gain (loss)	$ (399,122)	$ (78,572)
on investments and securities sold short

Put Options Purchased	Realized and unrealized gain (loss)	(3,442,519)	6,837,487
on investments and securities sold short

The average absolute notional value of options held during the year ended October 31, 2018 was $227,096,984.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of October 31, 2018, the Fund did not have late year losses or capital loss carry-forwards available for federal income tax purposes.

As of October 31, 2018, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of October 31, 2018, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Restricted Cash. Restricted cash represents cash committed as collateral for securities sold short. Such cash is isolated from cash held in the Fund’s custody account in the Statement of Assets and Liabilities. See Note 2, part I, for more information on securities sold short.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities or closing transactions of securities sold short, are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from MLPs and REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund is normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2018 (Continued)

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Securities Sold Short. The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such dividend amounts are recorded on the ex-dividend date as a dividend expense.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral is equal to the current market value of the securities sold short.

J.
Options Contracts. The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Options are non-income producing securities.  At October 31, 2018, the Fund had 4.7% of net assets invested in purchased options.

K.
Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2018, the following adjustments were made(1):

Total
Distributable
Earnings	Paid-in Capital
$2,084,542	$(2,084,542)

(1) These differences were primarily due to foreign currency, net operating loss, and short-term dividends.

L.
Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in ASU No. 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU No. 2017-08 does not require an accounting change for securities held at a discount; which continues to be

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2018 (Continued)

amortized to maturity. ASU No. 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.  In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820.  The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements.  The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  Management has chosen to early adopt the eliminated or modified disclosures for the six months ended September 30, 2018.

M.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective November 1, 2018, Kathleen T. Barr has been appointed by the Board of Trustees of the Trust to serve as an Independent Trustee for the Trust. See the Trustee and Executive Officer Table for additional information. Management has determined that there were no other subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Otter Creek Advisors, LLC, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended October 31, 2018, the advisory fees incurred are disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.  Amounts due from the Advisor are paid monthly to the Fund, if applicable.

The Advisor has contractually agreed to limit the Fund’s Investor Class annual expense ratio before dividends and interest on short positions to 1.95% and the Fund’s Institutional Class annual expense ratio before dividends and interest on short positions to 1.70% of each Class’ average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. For the year ended October 31, 2018, the fees waived are disclosed in the Statement of Operations.

At October 31, 2018, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $364,634. The Advisor may recapture a portion of the above amount no later than the dates as stated below. Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third year after the reimbursement was paid, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or reimbursement.

Year of Expiration	Amount
October 31, 2019	$ 83,723
October 31, 2020	94,654
October 31, 2021	186,257

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review and approval.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, Fund accountant, and transfer agent. In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Fund’s expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended October 31, 2018, are disclosed in the Statement of Operations.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2018 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund’s Investor Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of that class. No distribution fees are paid by the Institutional Class. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Fees paid by the Fund to the Distributor for the year ended October 31, 2018, are disclosed in the Statement of Operations.

The Fund has entered into sub-transfer agent arrangements (“Arrangements”), for sub-transfer agent fees paid to third-party intermediaries, with respect to the Fund. All Arrangements must be approved by the Board of Trustees. For the year ended October 31, 2018, sub-transfer agent fees incurred by the Fund are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were as follows:

Purchases at Cost	Sales or Maturity Proceeds
$285,347,504	$387,683,637

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2018.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not pay any distributions during the year ended October 31, 2018, or the year ended October 31, 2017. As of the fiscal year ended, October 31, 2018, the components of distributable earnings on a tax basis were as follows(1):

Cost of investments	$74,582,651
Gross tax unrealized appreciation	14,864,088
Gross tax unrealized depreciation	(13,736,302)
Net tax unrealized appreciation (depreciation)	1,127,786
Undistributed ordinary income	—
Undistributed long-term capital gains	855,839
Total distributable earnings	855,839
Other accumulated loss	(525,343)
Total accumulated gain	$1,458,282

(1) The difference between book basis and tax basis unrealized appreciation (depreciation) was attributable to wash sale deferrals and straddle deferrals.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Loan activity for the year ended October 31, 2018 was as follows:

Maximum Available Credit	$20,000,000
Maximum Loan Outstanding	—
Average Daily Loan Outstanding	—
Loan Outstanding as of October 31, 2018	—
Average Interest Rate	—

Interest expense for the year ended October 31, 2018, is disclosed in the Statement of Operations, if applicable.

Otter Creek Long/Short Opportunity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of Otter Creek Long/Short Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the period December 30, 2013 (commencement of operations) to October 31, 2014, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 31, 2018

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLES For the Six-Months Ended October 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses

The “Actual” lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory, fund accounting, fund administration, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the following tables provide information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period(1)
	5/1/2018	10/31/2018	5/1/2018 – 10/31/2018
Investor Class
Actual	$1,000.00	$ 994.80	$13.32
Hypothetical (5% annual return before expenses)	1,000.00	1,011.85	13.44

(1)
The actual expenses are equal to the annualized expense ratio of 2.65% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period(2)
	5/1/2018	10/31/2018	5/1/2018 – 10/31/2018
Institutional Class
Actual	$1,000.00	$ 996.60	$12.08
Hypothetical (5% annual return before expenses)	1,000.00	1,013.11	12.18

(2)
The actual expenses are equal to the annualized expense ratio of 2.40% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex(2)	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Independent Trustees of the Trust(1)

Kathleen T. Barr	Trustee	Indefinite	Former owner of a registered	1	Independent
(born 1955)		Term;	investment adviser, Productive		Trustee for the
c/o U.S. Bancorp		Since	Capital Management, Inc.;		William Blair
Fund Services, LLC		November	formerly, Chief Administrative		Funds (2013
2020 E. Financial Way		2018.	Officer, Senior Vice President		to present)
Suite 100			and Senior Managing Director		(21 series);
Glendora, CA 91741			of Allegiant Asset Management		Independent
			Company (merged with PNC		Trustee for the
			Capital Advisors, LLC in 2009);		AmericaFirst
			formerly, Chief Administrative		Quantitative
			Officer, Chief Compliance		Funds (2012
			Officer and Senior Vice President		to 2016).
of PNC Funds and PNC Advantage
Funds (f/k/a Allegiant Funds)
(registered investment companies).

Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon	1	Director,
(born 1943)	and	Term;	Industries, Inc. (business		PNC Funds
c/o U.S. Bancorp	Trustee	Since	consulting); formerly,		(23 series),
Fund Services, LLC		May	Executive Vice President and		PNC
2020 E. Financial Way		1991.	Chief Operating Officer,		Advantage
Suite 100			Integrated Asset Management		Funds
Glendora, CA 91741			(investment adviser and manager)		(1 series).
and formerly, President, Value
Line, Inc. (investment advisory
and financial publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	Trustee, The
(born 1939)		Term;	formerly, Chief Executive		Dana
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust Co.,		Foundation.
Fund Services, LLC		May	(prior thereto Senior Vice
2020 E. Financial Way		1991.	President), and Managing
Suite 100			Director, Rockefeller & Co.
Glendora, CA 91741			(Investment Manager and
Financial Advisor); formerly,
Senior Vice President, Norton
Simon, Inc. (international
consumer products conglomerate).

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex(2)	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer,	1	Former
(born 1973)		Term;	Tidal ETF Services Co.		Interested
c/o U.S. Bancorp		Since	(2018 to present); formerly,		Trustee,
Fund Services, LLC		September	Chief Operating Officer,		Direxion
2020 E. Financial Way		2011.	Direxion Funds (2013 to 2018);		Funds
Suite 100			formerly, Senior Vice President		(22 series),
Glendora, CA 91741			and Chief Financial Officer		Direxion
			(and other positions), U.S.		Shares ETF
			Bancorp Fund Services, LLC.		Trust
(112 series)
and Direxion
Insurance
Trust (2013
to 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President and	1	None.
(born 1938)		Term;	Founder, National Investor
c/o U.S. Bancorp		Since	Data Services, Inc. (investment
Fund Services, LLC		May	related computer software).
2020 E. Financial Way		1991.
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001;	1	Independent
(born 1950)		Term;	formerly, Executive Vice		Trustee, AMG
c/o U.S. Bancorp		Since	President, Investment		Funds
Fund Services, LLC		May	Company Administration,		(61 series);
2020 E. Financial Way		1991.	LLC (mutual fund administrator).		Advisory
Suite 100					Board
Glendora, CA 91741					Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex(2)	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	U.S. Bancorp Fund Services,
Fund Services, LLC		March	LLC, since July 2007.
2020 E. Financial Way		2013.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp	Not	Not
(born 1973)	President	Term;	Fund Services, LLC,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	since June 2006.
Fund Services, LLC		March
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1983)	Treasurer	Term;	U.S. Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	LLC since June 2005.
Fund Services, LLC		August
615 East Michigan St.		2016.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1985)	Treasurer	Term;	U.S. Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	LLC since November 2007.
Fund Services, LLC		August
615 East Michigan St.		2016.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1978)	Treasurer	Term;	U.S. Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	LLC since October 2006.
Fund Services, LLC		August
615 East Michigan St.		2017.
Milwaukee, WI 53202

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex(2)	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Donna Barrette	Chief	Indefinite	Senior Vice President and	Not	Not
(born 1966)	Compli-	Term;	Compliance Officer, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	Bancorp Fund Services, LLC
Fund Services, LLC	Officer	July	since August 2004.
615 East Michigan St.		2011.
Milwaukee, WI 53202	Anti-	Indefinite
	Money	Term;
	Laundering	Since
	Officer	July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 21, 2018, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”), between Professionally Managed Portfolios (the “Trust”) and Otter Creek Advisors, LLC (the “Advisor”) for the Otter Creek Long/Short Opportunity Fund (the “Fund”) for another annual term.  At this meeting and at a prior meeting held on May 30-31, 2018, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Fund. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2018.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund underperformed the median of its peer group for the one-year and three-year periods.

The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund has underperformed its primary benchmark for the one-year and three-year periods.

The Board further noted that the Advisor’s only similarly managed accounts are two sub-advised UCITS funds.  The Board noted that one of the similarly managed sub-advised UCITS funds had outperformed the Fund for the one-year period, while the other similarly managed sub-advised UCITS fund had underperformed the Fund for the one-year period.  The Board considered the reasons given by the Adviser for these differences.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.70% for the Institutional Class shares and 1.95% for the Investor Class shares (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees also took into consideration the services the Advisor provided to its similarly managed sub-advised UCITS funds comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees noted that the fees charged by the Advisor to the Fund were higher than the fees charged to the similarly managed sub-advised UCITS funds due to a number of factors.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional benefits derived by the Advisor from their relationship with the Fund, including Rule 12b-1 distribution fees for Investor Class shares and particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather, the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION (Unaudited)

Qualified Dividend Income, Dividends Received Deduction

For the fiscal year ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Otter Creek Long/Short Opportunity Fund	0.0%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018, was as follows:

Otter Creek Long/Short Opportunity Fund	0.0%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended October 31, 2018, was as follows:

Otter Creek Long/Short Opportunity Fund	0.0%

Information About Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (855) 681-5261.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ended June 30 will be available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 681-5261. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding

In an effort to conserve resources, the Fund intends to reduce the number of duplicate prospectuses and annual and semi- annual reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family. If you would like to discontinue householding for your accounts, please call (855) 681-5261 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Fund’s Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us verbally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Otter Creek Advisors, LLC
11300 US Highway 1, Suite 500
Palm Beach Gardens, FL 33408

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date     January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date     January 7, 2019

By (Signature and Title)     /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date     January 4, 2019

* Print the name and title of each signing officer under his or her signature.